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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): November 16, 1999
                                                        -----------------


                         SATCON TECHNOLOGY CORPORATION
          ----------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


    Delaware                     001-11512                       04-2857552
  ----------------------------------------------------------------------------
(State or Other                 (Commission                     (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)


              161 First Street, Cambridge, Massachusetts    02142
          ----------------------------------------------------------
         (Address of Principal Executive Offices)         (Zip Code)


     Registrant's telephone number, including area code: (617) 661-0540
                                                         --------------

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 2    Acquisition or Disposition of Assets

     On November 16, 1999, SatCon Technology Corporation (the "Registrant") purchased certain intellectual property, equipment and other assets from Northrop Grumman Corporation ("NGC"). These assets were used by NGC in connection with its power electronics products business. The Registrant intends to continue to use the acquired assets in its power electronics products business. The Registrant also entered into (i) a sublease with NGC pursuant to which it entered into a five-year sublease for approximately 14,863 square feet of rentable space in the Baltimore, Maryland area and (ii) a three-year Transition Services Agreement providing the Registrant access to certain test facilities and personnel of NGC on a fee basis. In consideration for the foregoing acquisition and agreements, NGC received 578,761 shares of the Registrant's common stock, $0.01 par value per share (the "Common Stock"), and warrants to purchase an additional 200,000 shares of the Registrant's Common Stock. A warrant to purchase 100,000 shares of the Registrant's Common Stock was issued by the Registrant on November 16, 1999. A second warrant to purchase 100,000 shares of the Registrant's Common Stock will be issued upon the satisfaction by NGC of certain agreed upon conditions. The warrants each have a term of six years and an exercise price per share of Common Stock of $9.725.

     The Registrant has agreed to register for resale under the Securities Act of 1933, as amended (the "Securities Act"), the Common Stock (i) issued in connection with the transaction and (ii) issuable upon exercise of the warrants.

     The foregoing summary description is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

     This report may contain forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Registrant's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that

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could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Registrant's reports on Forms 10-K and 10-Q on file with the Securities and Exchange Commission.


Item 7.   Financial Statements and Exhibits

          (a)  Financial statements.

               None

          (b)  Pro forma financial information.

               None

          (c)  Exhibits.

               The Exhibits to this report are listed in the Index to Exhibits set forth on page 5 hereof.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SATCON TECHNOLOGY CORPORATION



Date: November 22, 1999           By: /s/ David B. Eisenhaure
                                     ---------------------------------------
                                     David B. Eisenhaure
                                     President, Chief Executive Officer and
                                     Chairman of the Board

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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                          EXHIBIT
-------                         -------


2.3 Asset Purchase Agreement, dated as of November 16, 1999, by and between the Registrant and Northrop Grumman Corporation.

3.1(1)    Certificate of Incorporation of the Registrant.

3.2(1)    Bylaws of the Registrant.

3.3(2) Certificate of Amendment of Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on May 12, 1997.

3.4(2)    Bylaws Amendment of the Registrant.

3.5(3) Certificate of Amendment of Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on March 17, 1999.

3.6(3) Certificate of Designation of Series and Statement of Variations of Relative Rights, Preferences and Limitations of Preferred Stock, dated as of August 25, 1999, relating to the Registrant's Series A
          Preferred Stock.

10.33 Sublease, dated November 16, 1999, between the Registrant and Northrop Grumman Corporation.

10.34 Transition Services Agreement, dated as of November 16, 1999, between the Registrant and Northrop Grumman Corporation.

10.35 Memorandum of Understanding, entered into on November 16, 1999, between the Registrant and Northrop Grumman Corporation.

10.36 Registration Rights Agreement, dated as of November 16, 1999, by and between the Registrant and Northrop Grumman Corporation.

10.37 Form of Stock Purchase Warrant issued on November 16, 1999 by the Registrant to Northrop Grumman Corporation.

10.38 Form of Stock Purchase Warrant to be issued to Northrop Grumman Corporation upon the satisfaction of certain conditions.

_______________

(1) Incorporated by reference to Exhibits to the on Registrant's Registration Statement on Form S-1 (File No. 33-49286).
(2) Incorporated by reference to Exhibits to the Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 1997.
(3) Incorporated by reference to Exhibits to the Registrant's Current Report on Form 8-K dated August 25, 1999.

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